Proposal for profit appropriation	12 Months Ended
Dec. 31, 2020
Aegon N.V [member]
Statement [LineItems]
Proposal for profit appropriation
23 Proposal for profit appropriation
At the Annual General Meeting of Shareholders currently scheduled for June 3, 2021, the Executive Board will, in line with its earlier announcement and barring unforeseen circumstances, propose a final dividend for 2020 of EUR 0.06 per common share and EUR 0.0015 per common share B. The final dividend will be paid in cash or stock at the election of the shareholder. The value of the stock dividend will be approximately equal to the cash dividend.
If the proposed dividend is approved by shareholders, Aegon shares will be quoted ex-dividend
on June 7, 2021, for the shares listed on the New York Stock Exchange and on June 7, 2021, for shares listed on Euronext. The record date for the dividend will be June 8, 2021. Shareholders can elect to receive a dividend in cash or in shares during the dividend election period, which will run from June 14, 2021 up to and including June 30, 2020. The dividend will be payable as of July 7, 2021.
In order to reflect the prevailing market price of Aegon N.V. common shares fully within the indication provided, the number of dividend coupons that give entitlement to a new common share of EUR 0.12 (nominal value) will be determined on June 30, 2021 after 5.30 p.m. (CET), based on the average share price on Euronext Amsterdam in the five trading days from June 24, 2021 up to and including June 30, 2021.

	2020	2019
Final dividend on common shares	124	329
Earnings to be retained	-	906
To be deducted from retained earnings	(269)	-
Net income attributable to owners of Aegon N.V.	(146)	1,235